UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

August 2, 2018

Date of Report (Date of earliest event reported)

Excel Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-173702	27-3955524
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 Madison Avenue, Suite 1101

New York, NY 10022

(Address of principal executive offices) (Zip Code)

(972) 476-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant.

Previous independent registered public accounting firm

On August 2, 2018, Excel Corporation, a Texas corporation (the “Company”), received notice of resignation by Whitley Penn stating as Excel’s independent registered public accounting firm. The reports of Whitley Penn, on the Company’s financial statements for each of the past two fiscal years contained no adverse opinion or a disclaimer of opinion and were not modified.

During our two most recent fiscal years and through the date of this report, we have had no disagreements with Whitley Penn, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Whitley Penn, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

During our two most recent fiscal years and through the date of this report on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the Securities and Exchange Commission (the “SEC”).

We provided Whitley Penn, with a copy of this disclosure before the filing was made with the SEC. We requested that Whitley Penn, provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements, and we received a letter from Whitley Penn, stating that it agrees with the above statements. A copy of such letter, dated as of August 2, 2018 is filed as Exhibit 16.1 to this report.

New independent registered public accounting firm.

On August 2, 2018, the Company’s Board of Directors appointed Liggett & Webb, P.A. as our new independent registered public accounting firm, effective August 2, 2018. During the two most recent fiscal years and through the date of our engagement, we did not consult with Liggett Webb regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K). In approving the selection of Liggett & Webb, P.A. as the Company’s new independent registered public accounting firm, the Board of Directors considered all relevant factors.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
16.1	Consent Letter, dated August 14, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Excel Corporation

Date: August 14, 2018	By:	/s/ Ruben Azrak
Ruben Azrak Chairman of the Board

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